UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 31, 2008

The Phoenix Companies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16517	06-1599088
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One American Row, Hartford, CT	06102-5056
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 403-5000

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

In connection with the effectiveness of the spin-off of Virtus Investment Partners, Inc. (“Virtus”), the majority-owned subsidiary of The Phoenix Companies, Inc. (the “Company”), the Company announced that George R. Aylward, Jr., Senior Executive Vice President, Asset Management, left the Company to become the President and Chief Executive Officer of Virtus.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PHOENIX COMPANIES, INC.

Date: January 2, 2009	By:	/s/ Tracy L. Rich
		Name:	Tracy L. Rich
		Title:	Executive Vice President, General Counsel and Secretary